UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

MOOG INC.

(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 652-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 17, 2014, Moog Inc. issued a press release announcing a private offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933 of $250 million in aggregate principal amount of senior notes due 2022. The information contained in this press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 17, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: November 17, 2014	By:	/s/ Jennifer Walter
	Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 17, 2014